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                                                                  Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this registration statement of Abbott Laboratories, on Form S-8 of our report dated April 20, 2001 (relating to the financial statements of the BASF Pharmaceutical Business) included in Amendment No. 1 to the current report on Form 8-K of Abbott Laboratories dated March 2, 2001.


/s/ Deloitte & Touche GmbH
---------------------------------------
Deloitte & Touche GmbH
Wirtschaftsprufungsgesellschaft


Frankfurt, Germany
January 9, 2002